Exhibit (a)(5)

                       NOTICE OF GUARANTEED DELIVERY FOR SHARES OF
                     COMMON STOCK OF ALLSTATE FINANCIAL CORPORATION

       A form substantially equivalent to that set forth below must be used to tender certificates representing Common Stock of Allstate Financial Corporation, no par value per share (the
"Common Stock"), if such certificates are not immediately available or time will not permit all required documents to reach the Excahnge Agent prior to the Expiration Date, as defined in the Offering Circular, dated November 28, 1995 (the "Offering Circular"). Such form may be delivered by hand or mail to the Exchange Agent. See Instruction 1 of the Letter of Transmittal. Any capitalized terms used in this Notice of Guaranteed Delivery not defined herein shall have the meanings ascribed to them in the Offering Circular and the Letter of Transmittal.

    To: Shawmut Bank Connecticut, National Association, Exchange Agent


By Mail/Overnight Delivery:                      By Hand:

Shawmut Bank Connecticut,                 Shawmut Bank Connecticut,
 National Association                      National Association
777 Main Street, MSN 224                 Corporate Trust Operations
Hartford, CT  06115                            Lower Level
Attn: Patricia Williams                     777 Main Street
                                           Hartford, CT  06115


                       For Information Call:

                         (860) 986-2910



DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN THOSE SHOWN ABOVE OR TRANSMISSION OF INSTRUCTIONS TO A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

<PAGE >

Ladies and Gentlemen:

               The undersigned hereby tenders to Allstate Financial Corporation, upon the terms and subject to the conditions set forth in the Offering Circular and the related Letter of Transmittal, receipt of which is hereby acknowledged ______ shares of Common Stock pursuant to the guaranteed delivery procedures set forth in the Offering Circular and the Letter of Transmittal.

               The signature(s) must correspond exactly with the name(s) of the registered holders of the certificates to be delivered.


Signature(s):_______________________________________


Name(s):____________________________________________


Address:____________________________________________

____________________________________________________

Area Code and Telephone No.:

____________________________________________________

<PAGE >

                             GUARANTEE
            (Not to be used for signature guarantee)

               The undersigned, an "Eligible Institution", guarantees that (a) the above named person(s) "own(s)" the shares of Common Stock tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, (b) such tender of shares of Common Stock complies with Rule 14e-4, and (c) the Excahnge Agent will receive the stock certificates representing the shares of Common Stock tendered hereby in proper form for transfer together with a properly completed and duly executed Letter of Transmittal and any other required documents, all within three over-the counter market trading days after the date of execution of this notice.


Dated:________________, 199__          Firm:___________________________________

                                       Sign Here:______________________________
                                                     (Authorized Signature)

                                        _______________________________________
                                                           (Title)

                                        Name:__________________________________
                                                       (Please Type or Print)

                                        Address:_______________________________

                                        _______________________________________

                                        Area Code and Telephone No.:

                                        _______________________________________


Please do not send stock certificates with this form.
Stock certificates must be sent with a Letter of Transmittal.